                                                                   EXHIBIT 10.34


             AMENDMENT NUMBER THREE TO AMENDED AND RESTATED MAGAZINE
                     CONTENT LICENSE AND HOSTING AGREEMENT

         This Amendment Number Three (the "Third Amendment") amends both the Amended and Restated Magazine Content License and Hosting Agreement with an effective date of January 29, 2001 (the "Women.com Agreement") between Women.com Networks, LLC ("Women.com, LLC), and Hearst Communications, Inc. ("Hearst"), and further amends Amendment Number Two to the Amended and Restated Magazine Content License and Hosting Agreement with an effective date of June 18, 2001 (the "Second Amendment", and collectively with the Women.com Agreement the "Magazine Agreement") between iVillage Inc ("iVillage") and Hearst. This Third Amendment is entered into between iVillage and Hearst as of this 5th day of April, 2002.

                                    RECITALS

         WHEREAS, Hearst and iVillage desire to modify the Production Services as provided for in the Magazine Agreement; and

         WHEREAS, Hearst and iVillage desire to memorialize the amounts of monies expended to date towards the Production Commitment and the Advertising Commitment and to set forth the parties' present intentions with respect to future such expenditures;

         NOW, THEREFORE, in consideration of the mutual covenants and representations set forth herein, the parties hereby agree as follows:

                                    Amendment

1. DEFINITIONS. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Magazine Agreement.

2.       PRODUCTION SERVICES. The first six sentences of the first paragraph of
         Section 3.4 of the Magazine Agreement, are hereby deleted and replaced with the following:

              Effective April 1, 2002 and continuing throughout the Initial Term as provided for in Section 13.1 of the Agreement, Hearst hereby agrees to purchase from iVillage and iVillage agrees to provide to Hearst, revised Production Services (as detailed in Exhibit B as amended by this Third Amendment) ("Revised Production Services") in exchange for payment by Hearst of the Revised Production Commitment as defined below, which Revised Production Commitment shall be deemed a non recoupable, non refundable (except in the case of iVillage's breach or failure to perform), amount equal to:
              (a) three "Quarterly" payments (each a consecutive three month period) of six hundred eighty thousand four hundred ninety dollars ($680,490.00) each, commencing April 1, 2002 through December 31, 2002; (b) four (4) Quarterly payments of seven hundred fourteen thousand five hundred and fourteen dollars ($714,514.00) each, commencing January 1, 2003 through December 31, 2003 and (c ) two Quarterly payments of seven hundred fifty four thousand two hundred forty thousand dollars ($754,240.00) each, commencing January 1 2004 through June 17, 2004 (collectively the "Revised Production Commitment"). The Revised Production Services will include the creation of Original Site Content and Third Party Work in a manner which is consistent with the quality, performance and cost standards set forth in Exhibit B (as modified in this Third Amendment), in order that the Magazine Sites provided for in Exhibit B (as modified in this Third Amendment) shall continue to operate in a substantially similar manner as existed prior to the effective date of this Third Amendment and as set forth in the amendment to Exhibit B set forth herein. To the extent that Hearst requests modifications be made to the Magazine Sites outlined in Exhibit B (as modified in this Third Amendment) which would materially modify or change the Magazine Sites from the manner in which each looks and functions during the period prior to the effective date of this Third Amendment and such changes or modifications add additional special features, site functionality, marketing, production, technical or advertising obligations to Exhibit B (as modified in this Third Amendment), such material modifications or changes will result in additional costs to Hearst and those costs shall be billed to Hearst and the Revised Production Commitment will be increased accordingly. To the extent that Hearst requests modifications be made to the Magazine Sites outlined in Exhibit B (as modified in this Third Amendment) which would materially modify or change the Magazine Sites from the manner in which each looks and functions during the period prior to the effective date of this Third Amendment and such changes or modifications result in the deletion or reduction of special features, site functionality, marketing, production, technical or advertising obligations set forth in Exhibit B (as modified this Third Amendment), such material modifications or changes will result in reduced costs to Hearst and the amount of the Revised Production Commitment will be reduced accordingly. The amount of any increase or decrease in the Revised Production Commitment shall be the subject of good faith negotiation between the parties. The Revised Production Services may be performed for the Magazine Sites that are the subject of this Agreement, or for other sites associated with other units, divisions or affiliates of Hearst (the "Hearst Sites"). The precise Revised Production Services to be performed with respect to each Magazine Site and Hearst Site are detailed on the attached amended Exhibit B and shall be consistent with the quality, provided by iVillage prior to the effective date of this Third Amendment. iVillage is not obligated to issue written work orders or maintain or provide time sheets to Hearst with respect to any Revised Production Services provided hereunder.

         The second paragraph of Section 3.4 (3) of the Magazine Amendment is deleted and replaced with the following:

              The parties acknowledge that the Second Amendment contemplated a Production Commitment in the amount of five million dollars during each consecutive twelve (12) month period during the Initial Term. To the extent that actual production expenditures (including amounts expended under the Revised Production Commitment set forth herein as it may be modified from time to time) are less than that original Production Commitment in any consecutive twelve month period during the Initial Term, the amount of the Advertising Commitment set forth at Section 6.1 of the Magazine Agreement applicable to that twelve month period shall be increased by the amount of forty cents ($.40) for each dollar less than the original Production Commitment that Hearst has failed to expend. The Guaranteed Advertising Royalty set forth in Section 6.1 of the Magazine Agreement hall be reduced pro rata in each consecutive twelve month period during the Initial Term in which Hearst fails to expend the original Production Commitment of five million dollars per twelve month period (i.e., if the actual production expenditures are 5% less than the original Production Commitment in any consecutive twelve month period the Guaranteed Advertising Royalty shall be reduced by 5% for that twelve month period).

3. ACKNOWLEDGEMENT OF PRODUCTION AND ADVERTISING EXPENDITURES. Hearst acknowledges receipt of one million two hundred fifty thousand dollars ($1,250,000) of Production Services from iVillage during the period January 1, 2002 through March 31, 2002. The parties acknowledge and agree that subject to the provisions of this Third Amendment, Hearst's obligations to purchase Production Services for that period have been fulfilled.

         The parties acknowledge and agree that because production expenditures by Hearst for the initial twelve (12) month period of the Initial Term will be less than the original Production Commitment for that period, then in addition to the Advertising Commitment set forth at Section 6.1 B of the Magazine Agreement Hearst shall be obligated to pay an additional sum of two hundred twenty eight thousand ($228,000) dollars to promote Hearst Ads, for a total advertising purchase during the initial twelve (12) month period of the Initial Term of two million two hundred twenty eight thousand dollars ($2,228,00). Of that amount, iVillage has already received one million six hundred ninety four ($1,694,000) dollars. Hearst agrees to purchase the balance of five hundred thirty four thousand ($534,000) dollars during the period April 1 through June 17, 2002.

         In addition, the parties acknowledge and agree that, providing the Revised Production Commitment remains the amount set forth in this Third Amendment, then commencing on June 18, 2002 and continuing throughout the Initial Term, Hearst will expend at least two million seven hundred seventy six dollars ($2,776,000) in each of the two (2) consecutive twelve month periods remaining under the Initial Term (payable in quarterly installments), in advertising purchases for Hearst Ads. The amount of the advertising purchases will be adjusted according to the provisions of Section 6.1 B of the Magazine Agreement in the event that the Revised Production Commitment is altered.

4. EXHIBIT B. The first three paragraphs of Exhibit B of the Women.com Agreement and the graph following the second paragraph of Paragraph 10 of Amendment Number Two amending Exhibit B are hereby deleted and replaced with the graph annexed hereto as "Amended Exhibit B".

         Exhibit B is hereby amended to include the Site Maintenance Reports attached hereto. The Site Maintenance Reports together with Exhibit B (as amended in this Third Amendment) represent the Revised Production Services to be provided by iVillage.

5. RATIFICATION. Except as expressly modified in this Third Amendment all terms and conditions of the Magazine Agreement shall remain unchanged and in full force and effect.

         IN WITNESS WHEREOF, each of the parties have executed this Amendment as of the date first written above.



iVillage Inc.,
as successor in interest to Women.com Networks Inc

By:
   ------------------------------

Title:
      ---------------------------



Hearst Communications, Inc.

By:
   ------------------------------

Title:
      ---------------------------

                                Amended Exhibit B

Cosmopolitan Site Maintenance

------------------- -------------------------- ------------------------ ------------------ ----------------
      Daily                  Weekly                    Monthly             Biannually         As Needed
------------------- -------------------------- ------------------------ ------------------ ----------------

24/7 chat room      Homepage update (update    Color palette update     Special            Tools update
(community)         promos)                                             feature***
                                               Subs module update       (e.g., His Moan    Passion Polls
                    Department page updates                             Zones; Cosmo
                                               In This Issue update     ecards)            Message boards
                    Community main page                                                    (community)
                    update                     Features:
                                                                                           Project mgt.
                    2 expert Q/As                   Dating Diary                           (planning,
                         Baroness                                                          scheduling,
                         Irma                       Horoscopes                             content/ asset
                                                                                           mgt., user
                    2 features                      Monthly Pop Quiz                       email,
                         Kama Sutra                                                        reporting,
                                                    Cosmo's Sex                            meeting)
                         Beauty Confessions         University*
                                                    (2x/month)
                    Cosmo Wants to Know
                    requests (2-4/ week)            Cosmo Quiz

                    Cosmo Survey requests            Cosmo Style
                    (1-2/week)
                                                    2-4 additional
                    Non-expert live event           features
                    chat (e.g., Cosmo's             depending on the
                    Cocktail Dating Hour)           month**
                    (community)
                                                    Expert/editor
                                                    live event chat
                                                    2x/month max
                                                    (community)

                                                    Newsletter
                                                    (2x/month)

*New installments will continue through the term of the contract.

**TBD: Quarterly update of Cosmo Products may replace this, pending magazine approval.

***Special features to be determined within context of editorial priorities and in accordance with budgeted production time.

Note: Frequency of original columns such as Baroness and Sex University contingent upon timely magazine approval.

Country Living Site Maintenance

---------------------------- -------------------------------------------------------------------------
Weekly                       o    Update homepage
                             o    Update department pages and column main pages
                             o    [2] Expert Q&A (Collecting, Gardening)
                             o    2-3 features, such as:
                                      o    Gallery of Homes
                                      o    What Makes It Country?
                                      o    Your Garden
                                      o    What Is It? What Is It Worth?
                                      o    Recipe Feature (approx. 12 recipes added to Recipe Finder)
                                      o    Other decorating, gardening, and collecting features

---------------------------- -------------------------------------------------------------------------
Monthly                      o    Update color palette
                             o    On Sale Now page
                             o    Update subscription module
                             o    Country Icons/eBay auction
                             o    Update events calendar
                             o    Ad Hoc/last-minute requests* (surveys, features, sweepstakes):
                                  1 per month maximum
                             o    (1) poll
                             o    Update community main page (2x/month)
                             o    Great Finds feature (community)
                             o    Potential new live expert/editor chats (1x/month max -
                                  community)
                             o    Newsletter (2x/month)

---------------------------- -------------------------------------------------------------------------
Quarterly                    o    Update Antiques Finder (75-100 dealers)

---------------------------- -------------------------------------------------------------------------
Biannually                   o    Special feature** (House of the Year will be 1 of 2; Garden
                                  Tool TBD)

---------------------------- -------------------------------------------------------------------------
As Needed                    o    Update Resource Guide
                             o    Cover survey
                             o    Message boards (community)
                             o    Project mgt. (planning, scheduling, content/asset mgt., user email, reporting, meeting)
---------------------------- -------------------------------------------------------------------------

* Ad hoc requests to be assessed as needed.

** Special features to be determined within context of editorial priorities and in accordance with budgeted production time.

         o HOY 2003 will be rolled out over several months. Updates will be substituted for regular decorating features during the weeks that they occur.

         o Garden tool (TBD) to be introduced at least 6 months post site relaunch.

Good Housekeeping Site Maintenance

------------ ---------------------- --------------------------- -------------- --------------- ---------------- --------------------
   Daily            Weekly                   Monthly              Quarterly      Biannually        Yearly            As Needed
------------ ---------------------- --------------------------- -------------- --------------- ---------------- --------------------


Health Feed  Update homepage        Update color palette        GH-branded     Special         New Community    Project mgt.
                                                                products (for  feature*        Challenge(R)
             (2x/week)              On Sale Now                 ultimate                       (starting in     (planning,
                                                                purchase)      (e.g., Health   2003)            scheduling,
                                    In the Magazine                            Feed)                            content/asset
                                                                                                                mgt., user email,
             Update 7 department    Update subs module                                                          reporting, meeting)
             pages
                                    6-8 features

                                        -Buyer's Guides                                                         ad hoc requests
             3-5 expert Q&A                                                                                     (usually 2-3/
                                        -Institute Reports                                                      month)**
             -Peggy Post
                                        -Beauty features
             -Heloise
                                        -Diet features                                                          Message boards
             -Joy Behar                                                                                         (community)
                                        -Recipes
             -Guest expert
                                        -Shopping features
             -Food editor (TBD)                                                                                 GH home remedy of
                                        -Safety features                                                        the month or
                                                                                                                equivalent
                                    Update archive (automatic)                                                  alternative
             Expert quiz (Peggy                                                                                 (community)
             Post)                  DietScopes

                                    Update community main page
                                    (2x/month)
             Newsletter
                                    GH diet and fitness
                                    success stories from
                                    members (community)

                                    Heloise online exclusive
                                    Q&A


*Special features to be determined within context of editorial priorities and in accordance with budgeted production time. The same applies to tool updates.

**Ad hoc requests (surveys, email us pages) to be assessed as needed.

Redbook Site Maintenance

  ------------------ ------------------------- ---------------------- ------------------- ------------------
  Daily              Weekly                    Monthly                Yearly              As Needed
  ------------------ ------------------------- ---------------------- ------------------- ------------------

  Update homepage    Update 6 department       Update color palette   Special feature**   Message boards
                     pages                                            (e.g., Game of      (community)
                                               On Sale Now            Married Life,
                     Update community main                            Couples on the      Project mgt.
                     page                      Subscription module    Couch)              (planning,
                                               update                                     scheduling,
                     Diary of V                                                           content/asset
                                               Free Stuff                                 mgt., user
                     Unzipped: Diary of He                                                email,
                                               Horoscopes                                 reporting,
                     Let's Talk About Sex                                                 meeting)
                                               Passionate Monogamy:
                     Magazine article          Q&A With John Gray

                     Sex poll

                     2 Chats

                     Embarrassing Question
                     of the Week

                     Embarrassing Question
                     of the Week Graffiti
                     Wall  (community)

                     Ad hoc request from
                     magazine (including
                     surveys) 1-3*

                     Archive updates
                     (automatic)

                     Newsletter

*Ad hoc requests to be assessed as needed.

** Special features to be determined within context of editorial priorities and in accordance with budgeted production time.

House Beautiful Site Maintenance

------------------------ --------------------------- ------------------ ------------------
Weekly                   Monthly                     Annually           As Needed
------------------------ --------------------------- ------------------ ------------------

Update homepage --       Update color palette        Quizzes (1-2)      Surveys**
weekly flash feature                                                    Message boards
(1-2 stories);           In This Issue                                  (community)
rotation of archived
content                  Update subscription                            Project mgt.
                         module                                         (planning,
                                                                        scheduling,
                         3-6 features* (Designer                        content/asset
Update of 4 department   Challenge, Swatch Watch,                       mgt., user
pages                    Room Makeover contest                          email,
                         updates, Hot Dish)                             reporting,
                                                                        meeting)
                         Update column main pages

                         Cover survey

                         Archive update
                         Update community main
                         page (2x/month)

                         Chat (e.g., with the
                         editor in chief)
                         (community)

                         Newsletter

*Every other month, "Only in HouseBeautiful" sweepstakes replaces a feature.

** Need to assess frequency and particulars.

Town & Country Site Maintenance

---------------------------------- ------------------------------- -------------------------- ------------------------------------
Monthly                            Quarterly                       Annually                   As Needed
---------------------------------- ------------------------------- -------------------------- ------------------------------------
Update homepage
                                   New Town & Country Guide (or    Annual Astrology Guide          Project mgt. (planning,
Update department main pages and   additional lengthy feature)*                                    scheduling, content/asset
column main pages                                                  Quiz                            mgt., user email, reporting,
                                   Update community main page                                      meeting)
Update logo/palette across
entire site                        Message board

3 magazine excerpts from current
issue

Update subscription module

In This Issue; past issue archive

Update Horoscopes

Newsletter

*Special features to be determined within context of editorial priorities and in accordance with budgeted production time.

Victoria Site Maintenance

---------------------------- --------------------------------------------------------------------------------
Monthly                           o    Update homepage (3 teases from current issue; new monthly feature;
                                       featured book; special events)
                                  o    Update department pages
                                  o    Update color palette and Victoria logos
                                  o    "On Sale Now" page, spotlighting magazine content and previewing next issue's highlights
                                  o    Update subscription module
                                  o    One main feature written by magazine, with images provided
                                  o    Three teasers to current magazine issue
                                  o    Ask Peggy (new columns delivered in batches or migrated content from
                                       House Beautiful)*
                                  o    Victoria events highlights and/or reader trips
                                  o    Update bookstore**
                                  o    Update cookbook/recipe finder
                                  o    Update community main page
                                  o    Message boards/chat schedule
                                  o    Newsletter
---------------------------- --------------------------------------------------------------------------------
Yearly                            o    The Entrepreneur of the Year contest, including the online ballot and winner announcement (possible tie-in to magazine event)
---------------------------- --------------------------------------------------------------------------------
As Needed                         o    Project management: planning, scheduling, content/asset mgt., user email, expert mail, reporting, meeting
---------------------------- --------------------------------------------------------------------------------

Comments

* Original intention was to rotate "Ask Peggy" on a weekly basis. Doing so was highly contingent upon magazine delivering content on schedule. A monthly update is more realistic. Old "Ask Peggy" columns will need to be cleared with House Beautiful in terms of photo rights.

** The Hearst Books Publicity & Marketing manager at the magazine normally includes in her press releases that their new books are available on our Web site.




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


Marie Claire Site maintenance on the Story Server platform [to be provided]










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